UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2011

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01 Regulation FD Disclosure.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Principal Executive Officer

On September 8, 2011, Lam Research Corporation (the “Company”) issued a press release (the “Press Release”) announcing that Stephen G. Newberry, the Company’s current Vice Chairman and Chief Executive Officer, will transition from his role as Chief Executive Officer, effective January 1, 2012. Mr. Newberry will continue in an executive capacity in his role as the Company’s Vice Chairman.

(c)	Appointment of New Officer

The Company also announced in the Press Release that Martin B. Anstice, the Company’s President and Chief Operating Officer, was appointed by the Board of Directors of the Company to succeed Mr. Newberry as Chief Executive Officer, also effective January 1, 2012.

Mr. Anstice, 44, joined the Company in April 2001 as Senior Director, Operations Controller, was promoted to the position of Managing Director and Corporate Controller in May 2002, was promoted to Group Vice President, Chief Financial Officer, and Chief Accounting Officer in June 2004, was named Senior Vice President, Chief Financial Officer and Chief Accounting Officer in March 2007, was promoted to Executive Vice President, Chief Operating Officer, in September 2008, and was named President in December 2011. Mr. Anstice began his career at Raychem Corporation where, during his 13-year tenure, he held numerous finance roles of increasing responsibility in Europe and North America. Subsequent to Tyco International’s acquisition of Raychem in 1999, he assumed responsibilities supporting mergers and acquisition activities of Tyco Electronics. Mr. Anstice is an associate member of the Chartered Institute of Management Accountants in the United Kingdom.

There are no arrangements or understandings between Mr. Anstice and any other persons pursuant to which Mr. Anstice was named as Chief Executive Officer of the Company. Mr. Anstice does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Anstice has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 8, 2011, the Company issued a press release announcing the management transitions described in Item 5.02 hereof. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated September 8, 2011 announcing management transitions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2011

LAM RESEARCH CORPORATION

By:	/s/ George M. Schisler, Jr.
George M. Schisler, Jr.
Vice President, General Counsel and Secretary